Other Financial Assets	12 Months Ended
Dec. 31, 2018
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Other Financial Assets

13. OTHER FINANCIAL ASSETS

	As at December 31,
	2018	2017
Current:
Marketable securities	3,581	2,444
Copper put option contracts (Note 7)	-	330
	3,581	2,774
Long-term:
Investment in subscription receipts	2,400	2,400
Reclamation deposits (Note 19)	31,480	30,637
Restricted cash (Note 19)	7,500	7,500
	41,380	40,537

The Company holds strategic investments in publicly traded and privately owned companies, including marketable securities and subscription receipts. Marketable securities at December 31, 2018 include a 21.0% (December 31, 2017: 18.5%) ownership interest in Yellowhead Mining Inc. (“Yellowhead”), which is carried at a fair value of $2,810 (December 31, 2017 - $1,221). On December 4, 2018, the Company entered into an agreement to acquire all of the outstanding common shares of Yellowhead that it did not already own, in exchange for 17.3 million Taseko common shares. The transaction was structured as a plan of arrangement pursuant to the Business Corporations Act (British Columbia) and requires the approval of the Supreme Court of British Columbia and the approval of: (i) at least two-thirds of the votes cast by Yellowhead shareholders; and (ii) a majority of the votes cast by Yellowhead shareholders excluding Taseko. At a special meeting of Yellowhead shareholders on February 8, 2019, Yellowhead shareholders voted to approve the acquisition and the transaction is expected to close in February 2019.

The subscription receipts relate to an investment in a privately held company with two directors in common with Taseko and are to be convertible into units comprised of shares, or shares and warrants.

Effective January 1, 2018, marketable securities and the investment in subscription receipts are accounted for at fair value through other comprehensive income (FVOCI) (see Note 2.5b). The fair value of these investments is based on public market information of comparable companies.